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The Ohio National Life Insurance Company

Ohio National Variable Account A

Supplement dated September 28, 2022

to the Prospectus dated May 1, 2019

The following supplements and amends the prospectus dated May 1, 2019, as previously supplemented. Please read this supplement in conjunction with your prospectus and retain it for future reference. Capitalized terms used herein have the same definitions as in your prospectus, as supplemented.

FUND SUBSTITUTION UPDATE

As previously described in a prospectus supplement dated July 22, 2022, Ohio National Life intends to substitute certain Existing Portfolios as investment options under your contract.

The Substitution was scheduled to occur on or about September 9, 2022. The Substitution has been rescheduled to occur on or about October 14, 2022. If you have Contract Value allocated to the Existing Portfolios on the date of the Substitution, you will receive a confirmation notice once such Substitution has occurred.